                                                                 EXHIBIT a(1)(c)

                                 AMENDMENT NO. 2
                                       TO
                         AMENDED AND RESTATED AGREEMENT
                            AND DECLARATION OF TRUST
                                       OF
                                AIM GROWTH SERIES

         This Amendment No. 2 to the Amended and Restated Agreement and Declaration of Trust of AIM Growth Series (this "Amendment") amends, effective as of September 23, 2002, the Amended and Restated Agreement and Declaration of Trust of AIM Growth Series (the "Trust") dated as of May 15, 2002 (the "Agreement").

         Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

         NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A

                                AIM GROWTH SERIES
                         PORTFOLIOS AND CLASSES THEREOF

         PORTFOLIO                                           CLASSES OF EACH PORTFOLIO
         ---------                                           -------------------------

AIM Basic Value Fund                                         Class A Shares
                                                             Class B Shares
                                                             Class C Shares
                                                             Class R Shares
                                                             Institutional Class Shares

AIM Mid Cap Core Equity Fund                                 Class A Shares
                                                             Class B Shares
                                                             Class C Shares
                                                             Class R Shares
                                                             Institutional Class Shares

AIM Small Cap Growth Fund                                    Class A Shares
                                                             Class B Shares
                                                             Class C Shares
                                                             Class R Shares
                                                             Institutional Class Shares"

         2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.


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         3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of September 23, 2002.


                                       By: /s/ ROBERT H. GRAHAM
                                          --------------------------------------
                                          Name:  Robert H. Graham
                                          Title: President